SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ----------------------


                                      FORM 8-K/A


                          AMENDMENT NO. 1 TO CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  October 6, 1994
                                                        ---------------



                                    GIANT GROUP, LTD.
      -------------------------------------------------------------------------
                (Exact name or registrant as specified in its charter)



                Delaware                    1-4323               23-0622690
     ----------------------------------  ------------       -------------------
      (State or other jurisdiction of    (Commission          (IRS Employer
      incorporation or organization)     File Number)       Identification No.)


          150 El Camino Drive, Beverly Hills, California       90212
          ----------------------------------------------    ----------
             (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code:  (310) 273-5678
                                                          --------------



          Highway 453, P.O. Box 218, Harleyville, SC  29448  (803) 496-7880
          -----------------------------------------------------------------
           (Former name or former address, if changed since last report.)





                                                       Page 1 of 7 Pages
                                                       Exhibit Index on Page 3

     Item 7.   Financial Statements, Pro Forma Financial Information
     -------   -----------------------------------------------------
               and Exhibits.
               -------------

     (b)   Pro Forma Financial Information:

               This Form 8-K/A with Exhibits amends the previously filed Form 8-K with Exhibits dated October 14, 1994. The response to Item 7 of such Form 8-K indicated that pro forma financial information showing the effect of the sale of Giant Cement Holding, Inc. capital stock by KCC Delaware Company, a wholly-owned subsidiary of GIANT GROUP, LTD., would be filed within the period prescribed by the instructions to Item 7 of Form 8-K. The three Exhibits filed herewith represent the pro forma financial information required by Item 7.

               The unaudited pro forma consolidated balance sheet as of September 30, 1994 reflects the historical accounts of the Company as of that date to give pro forma effect to the sale of the Company's cement operations as if they had occurred on September 30, 1994. The unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 1994 and the year ended December 31, 1993 have been presented to reflect how results from continuing operations would have been reflected if the transaction had taken place at the beginning of the fiscal year presented. The pro forma consolidated financial data are provided for information purposes only.

     (c)   Exhibits:
                                                                         Page
                                                                         ----
          1.   Pro Forma Consolidated Balance Sheet                        5
               Dated September 30, 1994 (Unaudited)

          2.   Pro Forma Statement of Operations for the                   6
               Nine Months Ended September 30, 1994
               (Unaudited)

          3.   Pro Forma Statement of Operations for the                   7
               Year Ended December 31, 1993 (Unaudited)

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GIANT GROUP, LTD.




     Dated:  December 8, 1994           By:  /s/ David Gotterer
                                             --------------------
                                             David Gotterer,
                                             Vice Chairman

                                  GIANT GROUP, LTD.
                         Pro Forma Consolidated Balance Sheet
                                  September 30, 1994
                                     In Thousands
                                     (Unaudited)


                                          Actual      Adjustment      Pro Forma
                                          ------      ----------      ---------
     ASSETS
     Current assets:
       Cash and investments              $ 2,228     $125,822 (1)     $ 82,109
                                                      (45,941)(2)
       Discontinued operations            50,275      (50,275)(1)            0
       Other current assets                  109                           109
                                         -------                      --------
          Total current assets            52,612       29,606           82,218

     Investment in affiliate              41,521                        41,521
     Property, plant and equipment, net    3,625                         3,625
     Deferred charges and other              707         (264)(2)          443
                                         -------     --------         --------
          Total assets                   $98,465     $ 29,342         $127,807
                                         =======     ========         ========
     LIABILITIES
     Current liabilities:
       Short-term borrowings             $ 1,883                      $  1,883
       Accrued expenses                    3,052       25,740 (1)       26,269
                                                       (2,523)(2)
       Current maturities of
         long-term debt                   42,796      (42,796)(2)            0
                                         -------      -------          -------
          Total current liabilities       47,731      (19,579)          28,152
     Long-term debt, net of current
       maturities                          1,669                         1,669
     Deferred income taxes                 1,935                         1,935
                                         -------     --------         --------
          Total liabilities               51,335      (19,579)          31,756

     SHAREHOLDERS' EQUITY
     Common stock, $.01 par value;
       authorized 12,500,000 shares,
       issued 6,966,000 shares                69                            69
     Capital in excess of par value       33,508                        33,508
     Retained earnings                    31,320       47,803 (1)       78,237
                                                         (886)(2)
                                         -------     --------         --------
                                          64,897       46,917          111,814
     Less Common stock in treasury;
       1,786,000 shares, at cost          15,763                        15,763
     Reduction for additional pension
       liability                           2,004       (2,004)(1)            0
                                         -------     --------         --------
          Total shareholders' equity      47,130       48,921           96,051
                                         -------     --------         --------
          Total liabilities and
            shareholders' equity         $98,465     $ 29,342         $127,807
                                         =======     ========         ========

     (1) To reflect the sale of 100% of the common stock of Giant Cement Holding, Inc., the accrual of the related income tax and the after tax gain of $47.8 million.
     (2) To reflect transactions relating to the early retirement of the 7% Subordinated Debentures and the 14.5% Subordinated Notes including the payment of principal, accrued interest and prepayment penalties, and the accrual of the related income tax impact.

                                  GIANT GROUP, LTD.
                          Pro Forma Statement of Operations
                     For the Nine Months Ended September 30, 1994
                                     In Thousands
                                     (Unaudited)

                                           Actual     Adjustment    Pro Forma
                                           ------     ----------    ---------
     Revenues:
        Investment income                  $   470                  $   470
        Loss on investments                 (1,062)                  (1,062)
        Equity in loss of affiliate         (3,185)                  (3,185)
        Other                                   12                       12
                                           -------                  -------
                                            (3,765)         0        (3,765)

     Cost and expenses:
        General and administrative           2,972                    2,972
        Interest expense                     3,442     (2,883)(1)       559
        Depreciation                           327                      327
                                           -------                  -------

     Loss from continuing operations
       before income taxes                 (10,506)     2,883        (7,623)
     Credit for income taxes                (3,572)       980 (2)    (2,592)
                                           -------    -------       -------

     Loss from continuing operations       $(6,934)   $ 1,903       $(5,031)
                                           =======    =======       =======

     Per common share:
        Loss from continuing operations    $ (1.34)                 $  (.97)
                                           =======                  =======

     Weighted average common shares          5,180                    5,180


     (1) To reflect the interest expense reduction resulting from the repayment of the 7% Subordinated Debentures and the 14.5% Subordinated Notes repaid as a result of the sale of cement operations.

     (2)  To reflect the tax impact of the decreased interest expense.


     Note: The pro forma income statement does not provide for interest income which would have been earned on the proceeds of the sale had the transaction taken place at the beginning of the period.

                                  GIANT GROUP, LTD.
                          Pro Forma Statement of Operations
                         For the Year Ended December 31, 1993
                                     In Thousands
                                     (Unaudited)


                                        Actual    Adjustment       Pro Forma
                                        ------    ----------       ---------
     Revenues:
        Investment income               $ 1,377                     $ 1,377
        Gain on investments                 542                         542
        Equity in loss of affiliate      (3,855)                     (3,855)
        Other                                41                          41
                                        -------                     -------
                                         (1,895)       0             (1,895)

     Cost and expenses:
        General and administrative        3,574                       3,574
        Interest expense                  4,854     (3,821)(1)        1,033
        Depreciation                        527                         527
                                        -------                     -------

     Loss from continuing operations
       before income taxes              (10,850)     3,821           (7,029)
     Credit for income taxes             (3,689)     1,299 (2)       (2,390)
                                        -------    -------          -------

     Loss from continuing operations    $(7,161)   $ 2,522          $(4,639)
                                        =======    =======          =======

     Per common share:
        Loss from continuing operations $ (1.38)                    $  (.90)
                                        =======                     =======

     Weighted average common shares       5,180                       5,180


     (1) To reflect the interest expense reduction resulting from the repayment of the 7% Subordinated Debentures and the 14.5% Subordinated Notes repaid as a result of the sale of cement operations.

     (2)  To reflect the tax impact of the decreased interest expense.

     Note: The pro forma income statement does not provide for interest income which would have been earned on the proceeds of the sale had the transaction taken place at the beginning of the period.